                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                TRICO BANCSHARES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                TRICO BANCSHARES
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 2002
                                    6:00 P.M.
                              TO OUR SHAREHOLDERS:

         The Annual Meeting of Shareholders of TriCo Bancshares, a California corporation (the "Company"), will be held on Tuesday, May 14, 2002, at 6:00 p.m., at the Company's Headquarters Building located at 63 Constitution Drive, Chico, California, for the following purposes:

         1. To elect nine (9) directors to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

         2. To ratify the appointment of KPMG LLP as the independent public accountants of the Company for 2002; and

         3. To consider such other business as may properly come before the meeting.

         The names of the Board of Directors' nominees to be directors of the Company are set forth in the accompanying Proxy Statement and are incorporated herein by reference.

         Section 15 of the Bylaws of the Company provides for the nomination of directors as follows:

         Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than twenty-one (21) days nor more than sixty (60) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth
(10th) day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected.

         Only shareholders of record at the close of business on March 18, 2002, are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

                                       By Order of the Board of Directors,

                                       Wendell J. Lundberg
                                       Secretary
Chico, California
April 12, 2002

         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 PROXY STATEMENT
                                       OF
                                TRICO BANCSHARES
                              63 CONSTITUTION DRIVE
                             CHICO, CALIFORNIA 95973


                     INFORMATION CONCERNING THE SOLICITATION

         The enclosed proxy is solicited by and on behalf of the Board of Directors of TriCo Bancshares, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Tuesday, May 14, 2002, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any postponement or adjournment thereof. Only holders of record of common stock of the Company at the close of business on March 18, 2002 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. At the close of business on March 18, 2002, there were 6,990,980 shares of the Company's common stock (the "Common Stock") outstanding. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 12, 2002.

         Holders of Common Stock are entitled to one vote for each share held, except that in the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by him or her multiplied by the number of directors to be elected, and he or she may cast all of his or her votes for a single candidate or distribute his or her votes among any or all of the candidates he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate or candidates' names have been properly placed in nomination prior to the voting and such shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate his or her votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. An opportunity will be given at the Annual Meeting prior to the voting for any shareholder who desires to do so to announce his or her intention to cumulate his or her votes. The Board of Directors is soliciting discretionary authority to vote proxies cumulatively. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected; votes against a director and votes withheld shall have no legal effect.

         Any person giving a proxy in the form accompanying this statement has the power to revoke or suspend it prior to its exercise. Such revocation may be effected by the person who has executed such proxy taking any one of the following actions: filing a written instrument revoking said proxy with the Secretary of the Company; filing with the Secretary at the Annual Meeting a duly executed proxy bearing a later date; or attending the Annual Meeting and electing to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the cost of which the Company will bear.

         Unless marked to the contrary, proxies shall be voted to elect the nine
(9) nominees to the Board of Directors named herein and to ratify the appointment of KPMG LLP as the Company's independent public accountants for 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of March 18, 2002, the only shareholder known by the Company to be beneficial owner of at least 5% of the shares of the Common Stock then outstanding is the TriCo Bancshares Employee Stock Ownership Plan and Trust (the "ESOP"). The following table gives Common Stock ownership information for the ESOP, each current director of the Company, each executive officer listed in the Summary Compensation Table on page 9, and all executive officers and directors of the Company as a group:

                                Common Stock Ownership             Common Stock Ownership
                                     Not Including                    Including Stock
                                    Stock Owned as                   Owned as a Trustee
                                 a Trustee of the ESOP                  of the ESOP
                             -----------------------------    ---------------------------------
                              Amount of        Percentage      Amount of            Percentage
                                Shares          of Common        Shares              of Common
                             Beneficially         Stock       Beneficially             Stock
                                Owned          Outstanding       Owned              Outstanding
                             -----------       -----------    -----------           -----------
Beneficial Owners

TriCo Bancshares                 599,374(1)           8.57%       599,374(1)               8.57%
Employee Stock Ownership
Plan and Trust
63 Constitution Drive
Chico, CA 95973

Directors and Certain
Executive Officers

Craig Carney                      30,725(2)              *         30,725(2)                  *

William J. Casey                 310,249(3)           4.43%       909,623(3)(15)          13.01%

Craig S. Compton                  67,448(4)              *         67,448(4)                  *

Brian D. Leidig                   50,748(5)              *         50,748(5)                  *

Wendell J. Lundberg              167,117(6)           2.39%       766,491(6)(15)          10.96%

Andrew Mastorakis                 16,926(7)              *         16,926(7)                  *

Donald E. Murphy                 187,429(8)           2.68%       187,429(8)               2.68%

Richard O'Sullivan                88,386(9)           1.26%        88,386(9)               1.26%

Thomas J. Reddish                 23,966(10)             *         23,966(10)                 *

Richard P. Smith                  92,391(11)          1.32%       686,300(11)(15)          9.81%

Robert H. Steveson               229,174(12)          3.28%       772,697(12)(15)         11.05%

Carroll R. Taresh                 91,850(13)          1.31%        91,850(13)              1.31%

Alex A. Vereschagin, Jr           81,962(14)          1.17%        81,962(14)              1.17%

All Current Directors
and Executive Officers
as a group (13 persons)        1,438,371(16)         20.57%     1,960,200(15)(16)         28.04%

----------

* Less than 1%.

(1) The ESOP provides that each of its participants shall be entitled to direct the ESOP Trustees as to the manner in which the shares allocated to the account of such participant are to be voted. As to shares which are not allocated to participants' accounts, the Advisory Committee shall direct the ESOP Trustees as to how to vote such shares. As of March 18, 2002, participants in the ESOP were entitled to direct the voting of all 599,374 shares held by the ESOP. Of that total, 77,545 shares had been allocated to the accounts of executive officers of the Company.

(2) Includes 22,500 shares for which options are currently exercisable under the 1995 Option Plan; 6,000 shares for which options are currently exercisable under the 2001 Option Plan; and 2,225 shares allocated to Mr. Carney's account in the ESOP (see "Executive Compensation").

(3) Includes 10,500 shares for which options are currently exercisable under the 1993 Option Plan (see "Compensation of Directors") and 137,647 shares held by a trust for the benefit of Mr. Casey's sister, of which he is a trustee.

(4) Includes 17,013 shares held by Mr. Compton as Executor of the Estate of Gerald H. Compton; 497 shares held by Mr. Compton's minor children; and 7,250 shares for which options are currently exercisable under the 1993 Option Plan (see "Compensation of Directors").

(5) Includes 32,499 shares held by Parlay Investments, Inc., of which Mr. Leidig is President and Chief Executive Officer; 4,330 shares of the Leidig Family Trust of which Mr. Leidig is a trustee; and 7,900 shares for which options are currently exercisable under the 1993 Option Plan (see "Compensation of Directors").

(6) Includes 9,750 shares for which options are currently exercisable under the 1993 Option Plan (see "Compensation of Directors").

(7) Includes 6,560 shares for which options are currently exercisable under the 1995 Option Plan; 10,000 shares for which options are currently exercisable under the 2001 Option Plan; and 366 shares allocated to Mr. Mastorakis's account in the ESOP (see "Executive Compensation").

(8) Includes 3,558 shares owned by the J. H. McKnight Ranch, of which Mr. Murphy is an officer; 11,036 shares owned by J. H. McKnight Ranch Profit Sharing Plan; 144,214 shares held by Mr. Murphy and his wife as co-trustees of the Blavo Trust; and 4,500 shares for which options are currently exercisable under the 1993 Option Plan (see "Compensation of Directors").

(9) Includes 1,260 shares for which options are currently exercisable under the 1993 Option Plan; 58,350 shares for which options are currently exercisable under the 1995 Option Plan; 10,000 shares for which are currently exercisable under the 2001 Option Plan; and 10,673 shares allocated to Mr. O'Sullivan's account in the ESOP (see "Executive Compensation").

(10) Includes 12,000 shares for which options are currently exercisable under the 1995 Option Plan; 8,000 shares for which options are currently exercisable under the 2001 Option Plan; and 2,966 shares allocated to Mr. Reddish's account in the ESOP (see "Executive Compensation").

(11) Includes 76 shares held by Mr. Smith's wife; 8,400 shares for which options are currently exercisable under the 1993 Option Plan; 58,350 shares for which options are currently exercisable under the 1995 Option Plan; 20,000 shares for which options are currently exercisable under the 2001 Option Plan; and 5,465 shares allocated to Mr. Smith's account in the ESOP (see "Executive Compensation").

(12) Includes 107 shares held by Mr. Steveson's minor children and 55,851 shares allocated to Mr. Steveson's account in the ESOP (see "Executive Compensation").

(13)     Includes 4,500 shares held by Mr. Taresh's wife.

(14) Includes 17,250 shares for which options are currently exercisable by Mr. Vereschagin under the 1993 Option Plan (see "Compensation of Directors").

(15) Includes 599,374 shares held by the ESOP of which Messrs. Smith, Steveson, Casey, and Lundberg are trustees (77,545 shares of which have been allocated to the accounts of executive officers under the ESOP).

(16) Includes 278,570 shares for which options held by executive officers and directors are currently exercisable under the 1993 Option Plan, the 1995 Option Plan and the 2001 Option Plan.

              PROPOSAL NO. 1--ELECTION OF DIRECTORS OF THE COMPANY

         The Bylaws of the Company provide a procedure for nominating individuals for election to the Board of Directors. This procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the Chairman of the meeting and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s). In addition, the Bylaws of the Company provide that no person may serve as a director of the Company who is seventy-five (75) years of age or older at the time of election.

         In the absence of instruction to the contrary, all proxies will be voted for the election of the following nine (9) nominees recommended by the Board of Directors. All nominees are incumbent directors of the Company and its subsidiary, Tri Counties Bank (the "Bank"). If any of the nominees should unexpectedly decline or be unable to serve as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable to serve and has no present intention to nominate persons in addition to or in lieu of those named below. Notwithstanding the foregoing, if one or more persons, other than those named below, are nominated as candidates for the office of director, the proxies may be voted in favor of any one or more of the nine nominees named below to the exclusion of others, and in such order of preference as the Board of Directors may determine in its discretion. Except as set forth in this paragraph, the proxies solicited hereby may not be voted for the election of any person as a director who is not named in this Proxy Statement. Each person elected as a director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

         The following table sets forth certain information with respect to each person nominated by the Board of Directors for election as a director at the Annual Meeting:

                                                  Positions and Offices                                 Director
Nominee                                 Age       Held with the Company                                   Since
-------                                 ---       ---------------------                                 --------
William J. Casey(1)(2)                   57       Chairman of the Board of Directors                      1989
Craig S. Compton(1)(2)                   46       Director                                                1989
Brian D. Leidig(1)                       62       Director                                                1989
Wendell J. Lundberg(1)(2)                71       Director and Secretary of the Board                     1974*
Donald E. Murphy(1)(2)                   66       Vice-Chairman of the Board of Directors                 1974*
Richard P. Smith                         44       President, Chief Executive Officer and Director         1999
Robert H. Steveson(1)                    65       Vice Chairman of the Board of Directors                 1975*
Carroll R. Taresh(2)                     64       Director                                                1998
Alex A. Vereschagin, Jr.(2)              66       Director                                                1974*

----------

* Includes the period of time during which such director was a director of the Bank prior to the formation of the Company. Robert H. Steveson was elected as a director of the Company in 1981 and the then remaining directors of the Bank were elected as directors of the Company in 1982.

(1)      Member of the Compensation and Management Succession Committee.

(2)      Member of the Audit Committee.

         The principal occupations of each director nominee are as follows:

         William J. Casey has been a self-employed healthcare consultant since 1986. He serves on the Board of Coram Healthcare Corp., a home infusion company. Mr. Casey became Chairman of the Board of Directors and Chairman of the Compensation Committee of the Board in March 2001.

         Craig S. Compton is President, General Manager and a pilot for AVAG, Inc., an aerial application business.

         Brian D. Leidig is President and Chief Executive Officer of Parlay Investments, Inc., a privately owned real estate development and investment company.

         Wendell J. Lundberg is the owner and operator of rice and grain farming operations in Richvale, California. Mr. Lundberg became Secretary of the Board in March 2001.

         Donald E. Murphy is Vice President and General Manager of J. H. McKnight Ranch, Inc., a farming company. Mr. Murphy became Vice-Chairman of the Board of Directors and Chairman of the Audit Committee in March 2001.

         Richard P. Smith has been President, Chief Executive Officer and a director the Company and the Bank since November 1999. He was President of the Bank since September 1998 and Executive Vice President of the Company from October 1998 until November 1999. Mr. Smith served as Executive Vice President-Customer/Employee Support and Control from October 1997 until October 1998 and was Senior Vice President in the same capacity from April 1995 until October 1997. Mr. Smith served as Vice President and Chief Information Officer of the Bank from November 1994 to April 1995.

         Robert H. Steveson was elected Vice-Chairman of the Board of the Company and the Bank in March 2001. He served as President and Chief Executive Officer of the Bank since July 1975 and of the Company since October 1981 and was elected Co-Chairman of the Board of Directors of the Company and the Bank in November 1999. He resigned as President of the Bank in September 1998 and as Chief Executive Officer of the Bank and President and Chief Executive Officer of the Company in November 1999. Mr. Steveson remained active in other capacities with the Bank until his retirement in August 2001.

         Carroll R. Taresh became a director of the Company and the Bank in May 1998. Mr. Taresh was Executive Vice President of the Bank from December 1989 until his retirement in July 1996.

         Alex A. Vereschagin, Jr. is a self-employed farmer, Secretary and Treasurer of Plaza Farms, a partner in the 3V Ranch and a partner in the Vereschagin Company which engages in real estate rental.

         The following table sets forth certain information with respect to the executive officers of the Company and the Bank as of March 18, 2002:

                                                                                                          Executive
                                    Positions and Offices Held with                                        Officer
Name                     Age        the Company and/or the Bank                                             Since
----                     ---        -------------------------------                                       ---------
Richard P. Smith           44       President and Chief Executive Officer of the Bank and
                                    the Company                                                           1993

Andrew Mastorakis          43       Executive Vice President - Retail Banking of the Bank                 2000

Richard A. Miller          58       Senior Vice President and Director of Human Resources                 2001

Richard O'Sullivan         45       Executive Vice President - Customer Sales & Service
                                    of the Bank                                                           1995

Craig Carney               43       Senior Vice President and Chief Credit Officer of the Bank            1997

Thomas J. Reddish          42       Vice President and Chief Financial Officer of the Bank
                                    and the Company                                                       1998

         Each of the executive officers serves on an annual basis and must be elected by the Board of Directors annually pursuant to the Bylaws of the Company. No executive officer or director nominee of the Company or the Bank has any arrangement or understanding with any other person pursuant to which he or she was or is to be elected as an officer or director of the Company or the Bank. Mr. Steveson is the father-in-law of Richard Smith. No other executive officer or director of the Company or the Bank has any family relationship with any other executive officer or director of the Company or the Bank. No director, officer or affiliate of the Company or the Bank, any owner of record or beneficially of more than 5% of the Common Stock or any associate of any such person is a party adverse to the Company or the Bank in any legal proceeding or has a material interest adverse to the Company or the Bank.

         The principal occupations of each executive officer during the past five years are as follows:

         Richard P. Smith has been President, Chief Executive Officer and a director of the Company and the Bank since November 1999. He was President of the Bank since September 1998 and Executive Vice President of the Company from October 1998 until November 1999. Mr. Smith served as Executive Vice President-Customer/Employee Support and Control from October 1997 until October 1998 and was Senior Vice President in the same capacity from April 1995 until October 1997. Mr. Smith served as Vice President and Chief Information Officer of the Bank from November 1994 to April 1995.

         Andrew Mastorakis joined the Bank in March 2000 as Executive Vice President-Retail Banking. Mr. Mastorakis was employed by Wells Fargo Bank from 1990 to 2000 where he was Senior Vice President and Central California Division Manager and most recently Senior Vice President and Market President of the Contra Costa-Diablo Division.

         Richard A. Miller joined the Bank in May 2001 as Senior Vice President, Director of Human Resources. Mr. Miller was employed by Key Equipment Finance Group from 1998 to 2001 where he was Senior Vice President and Chief Administrative Officer. From 1983 to 1998 he held a variety of Senior Human Resource positions at Bank of America, US Leasing and World Savings.

         Richard O'Sullivan became Executive Vice President-Customer Sales and Service in October 1997 after serving as Senior Vice President in the same capacity since April 1995. Mr. O'Sullivan served as Vice President and Manager of the Park Plaza Branch of the Bank from 1992 until April 1995.

         Craig Carney became Senior Vice President and Chief Credit Officer of the Bank in January 1997. From 1985 to 1996 Mr. Carney was employed by Wells Fargo Bank in various lending capacities. His most recent position with Wells Fargo was as Vice President, Senior Lender Commercial Banking from 1991 to 1996. Mr. Carney served as a consultant to Tri Counties Bank from April 1996 until his employment in January 1997.

         Thomas J. Reddish became Vice President and Chief Financial Officer of the Company and the Bank in July 1999. From November 1998 until July 1999, he was Vice President and Controller of the Company and Vice President of the Bank. Mr. Reddish served as Controller of the Bank from May 1994 until November 1998.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company has not established a standing Nominating Committee. Nominees to the Board are determined by the entire Board of Directors. The Board will consider nominees recommended by shareholders if submitted pursuant to Section 15 of the Bylaws set forth on the Notice of Annual Meeting.

         For information on the Compensation Committee, please refer to the section entitled "Report by the Compensation Committee" contained herein. The Compensation Committee establishes the compensation levels for the President and the Chief Executive Officer of the Company. The Compensation Committee, composed of Messrs. Casey (Chairman), Compton, Leidig, Lundberg, Murphy and Steveson met two times during 2001.

         The Board of Directors of the Company has established a standing Audit Committee of the Company and a standing Audit Committee of the Bank. The members of both Audit Committees are Messrs. Murphy (Chairman), Casey, Compton, Lundberg, Taresh and Vereschagin. The Audit Committee of the Company met four times during 2001. The functions of the Audit Committees of the Company and the Bank are to recommend the appointment of and to oversee a firm of independent public accountants whose duty is to audit the books and records of the Company and the Bank for the fiscal year for which they are appointed, to monitor and analyze the results of internal audit and regulatory examinations, and to monitor the Company's and the Bank's financial and accounting organization and financial reporting. See "Report by the Audit Committee."

         During the year ended December 31, 2001, the Board of Directors of the Company met on 12 occasions and the Board of Directors of the Bank met on 15 occasions. Each director of the Company attended at least 75% of the meetings of the Boards of Directors of both the Company and the Bank and the meetings of the committees of the Company and the Bank on which such director served.

COMPENSATION OF DIRECTORS

         Fees. The directors of the Company receive no compensation for attendance at meetings of the Board of Directors of the Company or any committee thereof. During 2001 each director of the Bank was paid $1,500 per month, the Chairman of the Board was paid $2,000 per month and the Chairman of the Audit Committee was paid $1,800 per month. In addition, each director receives options for shares of Common Stock as described below and is eligible to participate in the plans described below.

         Executive Deferred Compensation Plan. Effective as of September 1, 1987, the Bank adopted the Tri Counties Bank Executive Deferred Compensation Plan (the "Plan") for the purpose of providing the directors of the Company and the key employees of the Company and the Bank (as designated by the Company's Board of Directors) supplemental retirement benefits. The Plan is a non-qualified, unsecured and unfunded plan. The corporate after-tax costs of the Plan are defeased through corporate-owned life insurance on the lives of the participants.

         The Plan permits participants to make salary deferral contributions of any portion of their compensation. The amount to be deferred may not be less than $2,400 per calendar year (or $200 per month for any participant who participates in the Plan for less than a calendar year). The Plan permits the employer corporation to make discretionary contributions to a participant's account and requires the employer corporation to credit to each participant's account on the last day of each year an amount equal to the difference between the amounts the corporation would have contributed for the benefit of the participant under either the ESOP or the Company's profit sharing plan (the "Qualified Plans") if no deferrals had been made under this Plan and the amounts actually contributed to the Qualified Plans for such participant (the "Qualified Plan Make-Up Credit"). No discretionary employer contributions have been made to date.

         Accounts are credited monthly with interest based on the average daily balance of the account for such month at a rate equal to three percentage points greater than the annual yield of the Moody's Average Corporate Bond Yield Index for the preceding month. All of the participant's deferred compensation and interest thereon is 100% vested. Discretionary contributions and the interest thereon vest at a rate determined by the Board of Directors. Qualified Plan Make-Up Credits and interest thereon vest at a rate equal to the vesting of amounts received under the underlying Qualified Plans.

         Supplemental Retirement Plan. Effective as of September 1, 1987, the Bank adopted the Tri Counties Bank Supplemental Retirement Plan for Directors for the purpose of providing supplemental retirement benefits to the directors of the Company and the Bank. Any outside director of the Company or the Bank who has served as a director for at least ten years is eligible to participate. The benefits are payable upon the termination of service by a director as a member of the Board of Directors, provided the director has served on the Board for at least ten full years and has attained the age of 65. The amount of the supplemental retirement benefit is equal to 15 times the amount of the retainer fee paid to the director in his final year of service with the Board of Directors, which benefits are paid in 15 equal annual installments. If a director ceases to serve as a director after serving for at least ten years and has not attained the age of 65, the supplemental retirement benefit would be paid at a discounted rate. In the event of a change of control of the Bank (as defined in the plan), retirement benefits for vested directors are paid out immediately. The plan is a nonqualified, unsecured and unfunded plan.

         1993 Option Plan. At the 1993 Annual Meeting the shareholders of the Company adopted the 1993 Option Plan and granted options to directors and executive officers under the 1993 Option Plan. The options granted under the 1993 Option Plan became fully vested on May 18, 1999. The option price for the shares subject to options is $5.24 per share and the option price must be paid to the Company at the time of exercise, in cash or in stock of the Company having a fair market value equal to the purchase price and held six months or more, or a combination of the foregoing, in an amount equal to the full exercise price of the shares being purchased. All unexercised options expire on May 18, 2003. There are options for 92,860 shares of Common Stock currently outstanding under the 1993 Option Plan and no additional options available for grant.

         No option granted under the 1993 Option Plan is transferable other than by a will of the director or by the laws of dissent and distribution or pursuant to a qualified domestic relations order. During his or her lifetime, an option shall be exercisable only by a director or by the director's attorney-in-fact or conservator. The discussion of stock options granted to directors, as well as the discussion under "Executive Compensation" of stock options granted to executive officers and employees, uses option prices and share amounts that have been adjusted for stock dividends which occurred after the stock options were granted.

         Directors also receive stock options under the 2001 Option Plan, described beginning on page 10.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning all compensation received by the Company's Chief Executive Officer, the four most highly compensated executive officers earning in excess of $100,000 for services rendered in all capacities during the fiscal year ended December 31, 2001, and the Company's former Vice-Chairman (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         Securities
                                                              Annual Compensation        Underlying
                                                             ----------------------        Options       All Other
Year     Name               Principal Position               Salary(1)        Bonus      Granted(2)      Comp.(3)
----     ----               ------------------               ---------        -----      -----------     ---------
2001     Richard P.         President and Chief                $263,554     $100,000        132,000       $14,561
2000     Smith              Executive Officer of                250,000       57,000         30,000        13,743
1999                        Bank and Company                    200,004       38,875            -0-        12,800

2001     Richard            Executive Vice President            175,226       16,500         80,000        21,618
2000     O'Sullivan         of Bank                             165,000       30,000         30,000        13,747
1999                                                            150,000       29,438            -0-        12,682

2001     Andrew             Executive Vice President            145,000       95,000         50,000        11,291
2000     Mastorakis         of Bank                             145,000       60,000         16,400           -0-

2001     Craig Carney       Senior Vice President and           138,550        6,600         30,000        11,437
2000                        Chief Credit Officer of Bank        132,000       24,000         12,500        10,288
1999                                                            120,000       11,298            -0-         9,600

2001     Thomas J.          Vice President and Chief            133,104       30,250         40,000        10,648
2000     Reddish            Financial Officer of Bank           121,000       19,000         12,500         9,683
1999                        and Company                          84,702        7,000            -0-           -0-

2001     Robert H.          Former Vice-Chairman of             284,672      307,821            -0-        49,344
2000     Steveson           Board of Directors of               427,000      171,045            -0-        21,856
1999                        Bank and Company                    427,000      131,553            -0-        19,318

----------

(1) The Named Executive Officers received other personal benefits from the Company in the form of payments made by the Company for premiums for health insurance, life insurance, long-term disability insurance and dental insurance, as well as use by Messrs. Smith and O'Sullivan of Company-owned automobiles. Messrs. Steveson, Smith and O'Sullivan received a membership to the Butte Creek Country Club and Mr. Carney received a membership to Canyon Oaks Country Club. The total amount of such compensation did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for each of the Named Executive Officers.

(2) All stock options listed in this section were grants pursuant to the 2001 Option Plan or the 1995 Option Plan, as adjusted for stock dividends.

(3) All compensation under this section is comprised of two components: (a) compensation from Company contributions to the ESOP (the amount in a participant's account generally vests over a seven-year period); and
         (b) interest credits on deferred compensation in 2001 pursuant to the Supplemental Retirement Plan that are considered by the Securities and Exchange Commission to be at above-market rates.

         1995 Option Plan. In 1995 the Board of Directors of the Company adopted the 1995 Stock Option Plan (the "1995 Option Plan"). The 1995 Option Plan was approved by the Company's shareholders at the 1995 Annual Meeting of shareholders. There are 281,250 shares reserved under the 1995 Option Plan for which options may be granted to key employees of the Company. Options have been granted for 258,075 shares and no additional options available for grant. There are options for 243,025 shares of Common Stock currently outstanding under the 1995 Option Plan and no options available for grant.

         Pursuant to the terms of the 1995 Option Plan, no option may be granted for more than 10 years, the option price cannot be less than the fair market value of the Common Stock on the date of grant, options may not be exercised unless the employee has been in the continuous employment of the Company or its subsidiary for at least one year and the option price may be paid in cash or in Common

Stock already owned by the optionee at its fair market value. Directors who are not also employees may not be granted options under the 1995 Option Plan. The 1995 Option Plan is intended to qualify for the favorable tax treatment afforded option holders under Section 422 of the Internal Revenue Code. Vesting schedules under the 1995 Option Plan are determined individually for each grant.

         2001 Stock Option Plan. In 2001 the Board of Directors of the Company adopted the 2001 Stock Option Plan (the "2001 Option Plan"). The 2001 Option Plan was approved by the Company's shareholders at the 2001 Annual Meeting of shareholders. There are 837,325 shares reserved under the 2001 Option Plan for which options may be granted to key officers, employees and directors of, and consultants to, the Company and its affiliates. Options have been granted for 323,000 shares and options for 514,325 shares are available for future grant.

         Pursuant to the terms of the 2001 Option Plan, no option may be granted for more than 10 years, the option price cannot be less than the fair market value of the Common Stock on the date of grant, and the option price may be paid in cash or Common Stock held by the optionee at its fair market value. Options granted may be either incentive stock options intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code, or non-qualified stock options. Vesting schedules are determined individually for each grant.

         Directors receive options for 10,000 shares of common under the 2001 Option Plan upon their election to the Board. These options are exercisable in five equal installments each year beginning on the first anniversary of the date of grant. Directors also receive options for 2,000 shares upon their re-election to the Board which become exercisable on the next anniversary of the date of grant.

         The stock options issued to the Chief Executive Officer and the other Named Executive Officers under all of the stock option plans were granted for a period not to exceed ten years from the date of grant and at exercise prices equal to the market value of the Common Stock at the date of grant (as adjusted for subsequent stock dividends). The option prices for options granted in 1993, 1995, 1996 and 1997 are $5.24, $8.93, $12.25 and $18.25 per share, respectively.
All such options are fully vested. The option price for options granted under the 1993 Option Plan is $5.24 per share. The option price for options granted in 2000 and 2001 to the Named Executive Officers are $16.13 and $16.40 per share, respectively. Twenty percent of these options vested immediately, and the remainder will vest 20% per year for the following four years.

         The following table sets forth information concerning stock options granted to each of the Named Executive Officers in 2001 and the potential realizable value for the stock options based on future appreciation assumptions.

                              OPTION GRANTS IN 2001

                                    Individual Grants                                      Potential Realizable
                               ---------------------------                                   Value at Assumed
                                Number of      % of Total                                 Annual Rates of Stock
                               Securities       Options                                  Price Appreciation for
                               Underlying      Granted to    Exercise                         Option Term(1)
                                 Options      Employees in    Price     Expiration       -----------------------
                               Granted (#)        2001         ($)         Date            5%($)         10%($)
                               -----------    ------------  ----------  ------------     ----------    ---------
Richard P. Smith                  2,000(2)              1%      16.10       05-08-11         62,009      157,142
                                100,000                33%      16.40       06-12-11      2,779,712    7,044,310
Richard O'Sullivan               50,000                16%      16.40       06-12-11      1,389,856    3,522,155
Andrew Mastorakis                50,000                16%      16.40       06-12-11      1,389,856    3,522,155
Craig Carney                     30,000                10%      16.40       06-12-11        833,914    2,113,293
Thomas J. Reddish                40,000                13%      16.40       06-12-11      1,111,884    2,817,724
Robert H. Steveson                2,000(2)              1%     116.10       05-08-11         62,009      157,142

----------

(1) Amounts reported in these columns show hypothetical gains that may be realized upon exercise of the options assuming that market price of the Common Stock appreciates at the specified annual rates of appreciation, compounded annually over the terms of the options. These numbers are calculated based upon rules promulgated by the SEC. Actual gains, if any, depend on the future performance of the Common Stock and overall market conditions.

(2)      Received as a director of the Company.

         The following table sets forth information about the number and value of stock options exercised in 2001 and held at December 31, 2001, by each Named Executive Officer. A stock option is "in-the-money" if the closing market price of the Common Stock exceeds the exercise price of the stock option.

                       AGGREGATED OPTION EXERCISES IN 2001
                         AND 2001 YEAR-END OPTION VALUE

                                                             Number of Securities          Value of Unexercised
                              Number of        Value        Underlying Unexercised         in-the-Money Options
                               Shares        Realized       Options at 12-31-01(#)             at 12-31-01($)
                              Acquired         Upon        -------------------------     -------------------------
Name                         on Exercise     Exercise      Exercisable/Unexercisable     Exercisable/Unexercisable
----                         -----------     --------      -------------------------     -------------------------
Richard P. Smith                     0              na         80,750 / 100,000             $418,790 / $265,550
Richard O'Sullivan                   0              na         63,610 / 58,000              $294,530 / $155,750
Andrew Mastorakis                    0              na         16,560 / 49,840               $44,860 / $132,290
Craig Carney                         0              na         26,000 / 31,500              $102,475 / $83,963
Thomas J. Reddish                    0              na         17,500 / 39,500               $38,550 / $104,763
Robert H. Steveson             126,000      $1,639,500              0 / 2,000                      0 / $5,800

----------

(1) Represents the difference between the option exercise price and the closing sales price per share of the Common Stock as quoted on the Nasdaq National Market on December 31, 2001 ($19.00 per share).

         The Company has no long-term incentive plans which provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, and has no defined benefit or actuarial plan payable upon retirement. The Named Executive Officers are also able to participate in the ESOP and other benefits available to all employees.

REPORT BY THE COMPENSATION COMMITTEE

         SEC rules require that the Compensation Committee provide a report disclosing the specific rationale for the compensation paid to each Named Executive Officer in the last fiscal year and explaining the relationship of compensation paid to Company performance. This report is intended to provide shareholders a more sound basis for assessing how well directors are representing their interests.

         CEO Compensation. The Compensation Committee believes that the compensation of the Company's Chief Executive Officer, Richard Smith, should be influenced by the performance of the Company. Therefore, although there is necessarily some subjectivity in setting Mr. Smith's salary, elements of the compensation package, such as options granted pursuant to the 2001 Option Plan and the bonus received under the CEO Incentive Plan, are directly tied to Company performance. Stock options are granted primarily based upon the executive's ability to influence the Company's long-term growth and profitability.

         Mr. Smith and the Company are parties to an employment agreement dated April 10, 2001. This employment agreement terminates on April 10, 2003, but is automatically extended for additional one-year terms unless previous notice is given by either Mr. Smith or the Company. The employment agreement provides that Mr. Smith shall be paid a base annual salary of $262,512 for 2001 with annual increases thereafter as determined by the Board of Directors. Mr. Smith is also eligible to receive an annual incentive bonus in cash pursuant to the CEO Incentive Plan described below and stock options pursuant to the Company's 2001 Option Plan described on page 10.

         Mr. Smith also receives coverage under any tax-qualified retirement plans and other benefit plans provided by the Bank in which he is eligible to participate.

         In the event Mr. Smith is released from his duties for any reason other than for cause or voluntary termination as described under the employment agreement, Mr. Smith is entitled to receive a prorated amount of his minimum guaranteed annual bonus under the CEO Incentive Plan and the salary payable as if his employment had not been terminated. If Mr. Smith is terminated as a consequence of a change of control as defined under the employment agreement, Mr. Smith is entitled to receive his salary then in effect for a period of 24 months and an amount equal to 200% of his annual bonuses under the CEO Incentive Plan earned in the last year.

         CEO Incentive Plan. The Board of Directors adopted a CEO Incentive Plan on July 11, 2001. Under the CEO Incentive Plan, the Board annually evaluates the CEO's performance based upon the following four components: financial performance of the Company, asset and liability quality of the Company, internal growth of the Company and the Company's Common Stock, and the CEO's leadership skills. Based upon the Board's evaluation under each of the four guidelines outlined in the CEO Incentive Plan, the Compensation Committee recommended that Mr. Smith receive an incentive bonus of $111,652 for the year 2001. The Board approved payment of this bonus to Mr. Smith.

         Compensation of Other Executives. The salaries for all other Company personnel are established by Mr. Smith subject to review by the Compensation Committee. Mr. Smith seeks to establish base salaries that are within the range of salaries for persons holding similarly responsible positions at other banks and bank holding companies. In addition, he considers factors such as relative Company performance, the individual's past performance and future potential in establishing the base salaries of executive officers.

         As with Mr. Smith's compensation, the number of stock options granted to top executives under the 2001 Option Plan is determined by a subjective evaluation of the executive's ability to influence the Company's long-term growth and profitability. All options are granted at exercise prices not less than the fair market value of the Common Stock on the date of the grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for managers to create value for shareholders.

                                       RESPECTFULLY SUBMITTED:

                                       William J. Casey (Chairman)
                                       Robert H. Steveson
                                       Craig S. Compton
                                       Brian D. Leidig
                                       Wendell J. Lundberg
                                       Donald E. Murphy

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

         The members of the Compensation Committee have no interlocking relationships as defined by rules and regulations of the Securities and Exchange Commission.

         The Company and its subsidiaries have banking and other relationships in the ordinary course of business with the Company's directors and their affiliates including loans to members of the Compensation Committee and their affiliates. Such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and did not involve more than the normal risk of collectibility or present other unfavorable features.

COMPANY PERFORMANCE

         The following graph presents the cumulative total yearly stockholder return (assuming reinvestment of dividends, if any) from investing $100 on December 31, 1996, in each of (i) the Company's Common Stock; (ii) Standard & Poor's 500 Stock Index; and (iii) SNL Securities Index of $500 million to $1 billion Independent Western Banks. The Company's Common Stock is listed on the Nasdaq National Market under the symbol "TCBK."

                                  [LINE CHART]

                                                                     Period Ending
                                         ----------------------------------------------------------------------
Index                                    12-31-96     12-31-97    12-31-98    12-31-99    12-31-00     12-31-01
-----                                    --------     --------    --------    --------    --------     --------
TriCo Bancshares                          $100.00     $160.21     $119.82      $145.21     $146.77     $157.46
S&P 500                                    100.00      133.37      171.44       207.52      188.62      166.22
SNL $500M-$1B Bank Index                   100.00      162.56      159.83       147.95      141.62      183.73

OTHER TRANSACTIONS

         The Bank has made, and expects to make in the future, loans in the ordinary course of its business to directors and executive officers of the Company and the Bank, and their associates, on substantially the same terms including interest rates and collateral as those prevailing at the same time for comparable transactions with others. Such transactions did not, and it is intended will not, involve more than the normal risks of collectibility or present other unfavorable features. As of December 31, 2001, the balance due on loans to directors, officers and their affiliates was approximately $6,368,628, which represents approximately 7.5 % of shareholders' equity of the Company on that date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors and executive officers are required to file reports of their ownership of shares of Common Stock with the SEC. During 2001, the Company's directors and executive officers filed all required reports on a timely basis.

                 PROPOSAL NO. 2--RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of KPMG LLP has been selected by the Board of Directors of the Company as the Company's independent public accountants for 2002. If the firm should unexpectedly for any reason decline or be unable to act as independent public accountants, the proxies will be voted for a substitute nominee to be designated by the Audit Committee. In the event ratification of the appointment of this firm is not approved by a majority of the shares present and voting, the Board of Directors will review its future selection of independent public accountants.

         The Company's independent auditors for the year ended December 31, 2001, Arthur Andersen LLP, were dismissed by the Board of Directors effective March 20, 2002, upon recommendation of the Audit Committee. The reports of Arthur Andersen LLP on the Company's financial statements for 2000 and 2001 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During 2000, 2001 and through the interim period from January 1, 2002, through March 20, 2002, the Company had no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved, would have caused it to make reference thereto in its report on the consolidated financial statements of the Company.

         The Company requested Arthur Andersen LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agreed with the above statements. A copy of that letter will be filed pursuant to a Form 8-K upon receipt.

         During 2000, 2001 and from January 1, 2002, through March 20, 2002, the Company had not consulted with Arthur Andersen LLP regarding the application of accounting principles to any transaction; the type of audit opinion that might be rendered on the Company's financial statements; any disagreement or reportable event as those items are defined in Items 304(a)(1)(iv) or (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended; or any other matter set forth in Item 304(a)(2) of Regulation S-K.

         Representatives from the accounting firm of KPMG LLP will be present at the Annual Meeting of Shareholders. The representatives will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. Representatives from the accounting firm of Arthur Andersen will not be present at the Annual Meeting of Shareholders.

AUDIT FEES

         The aggregate fees billed for professional services rendered by Arthur Andersen LLP for its audit of the Company's annual financial statements for the year ending December 31, 2001, and its reviews of the financial statements included in the Company's Forms 10-Q for that year, were $165,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Arthur Andersen LLP billed no fees to the Company for financial information systems design and implementation during the year ending December 31, 2001.

ALL OTHER FEES

         The aggregate fees billed to the Company for all other services rendered by Arthur Andersen LLP for the year ending December 31, 2001, were $59,000. These fees related exclusively to the preparation and review of the Company's tax returns and audit of the Company's benefit plans.

AUDITOR INDEPENDENCE

         The Audit Committee has considered the effect that provision of the services described under "All Other Fees" may have on the independence of Arthur Andersen LLP. The Audit Committee has determined that provision of those services was compatible with maintaining the independence of Arthur Andersen LLP as the Company's principal auditor.

REPORT BY THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is composed entirely of independent directors as defined in NASD Rule 4200(a)(15). The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. The full responsibilities of the Audit Committee are set forth in its Charter, adopted by the Company's Board of Directors in 2001, a copy of which is available by written request to Wendell J. Lundberg, Secretary of the Company.

         In fulfilling its responsibilities, the Audit Committee recommended to the Board, subject to shareholder approval, the selection of KPMG LLP as the Company's outside auditor. The Audit Committee also:

         o Provided to the independent accountant full access to the Audit Committee (and the Board) to report on any and all appropriate matters;

         o Reviewed and discussed with management the Company's audited financial statements as of and for the year ending December 31, 2001;

         o Discussed with Arthur Andersen LLP, which was responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including their judgments as to the quality of the Company's financial reporting; and

         o Received from Arthur Andersen LLP written disclosures and a letter as required by the Independence Standards Board, Standard No. 1, as amended, and discussed with the independent auditors the firm's independence from management and the Company.

         Based on the review and discussions with management and Arthur Andersen LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ending December 31, 2001, for filing with the Securities and Exchange Commission.

                                       RESPECTFULLY SUBMITTED:

                                       Donald E. Murphy (Chairman)
                                       William J. Casey
                                       Craig S. Compton
                                       Wendell J. Lundberg
                                       Carroll R. Taresh
                                       Alex A. Vereschagin, Jr.

         Ratification of the appointment of KPMG LLP as the Company's independent auditors requires the affirmative vote of a majority of the outstanding shares of the Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S AUDITORS FOR 2002.

         The Annual Report of the Company containing audited financial statements for the fiscal year ended December 31, 2001, is enclosed with this Proxy Statement. Additional copies may be obtained by writing to: Wendell J. Lundberg, Secretary of the Company. THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS THERETO, MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO WENDELL J. LUNDBERG, SECRETARY, TRICO BANCSHARES, 63 CONSTITUTION DRIVE, CHICO, CALIFORNIA 95973.


                    SHAREHOLDERS' PROPOSALS FOR 2003 MEETING

         It is expected that the 2003 Annual Meeting of Shareholders of the Company will be held on May 13, 2003. Any proposals intended to be presented at the 2003 Annual Meeting must be received at the Company's offices on or before November 28, 2002, in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting. The Company's Board of Directors will consider shareholder proposals and director nominations which comply with Section 15 of the Bylaws. A proposal that does not supply adequate information about the proposal and the shareholder making the proposal will be disregarded.


                             OTHER PROPOSED ACTIONS

         The Board of Directors knows of no other matters which will be brought before the meeting but if such matters are properly presented to the meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the meeting.

                                       By Order of the Board of Directors,

                                       Wendell J. Lundberg
                                       Secretary

Chico, California
April 12, 2002

                                TRICO BANCSHARES

                     Solicited by the Board of Directors for

                  Annual Meeting of Shareholders, May 14, 2002


    The undersigned holder of common stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of TriCo Bancshares and the accompanying Proxy Statement dated April 12, 2002, and revoking any proxy heretofore given, hereby constitutes and appoints Richard P. Smith and Richard O'Sullivan, and each of them, with full power of substitution as attorneys and proxies to appear and vote all of the shares of Common Stock of TriCo Bancshares, a California corporation (the "Company"), standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of TriCo Bancshares, to be held at the Headquarters Building of Tri Counties Bank located at 63 Constitution Drive, Chico, California, on Tuesday, May 14, 2002, at 6:00 p.m., or at any postponements or adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. All properly executed proxies will be voted as indicated. The above named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this proxy in the election of directors.


                               (To be continued and signed on the reverse side.)



                                                        Please mark
                                                        your votes as
                                                        indicated in      [X]
                                                        this example

THIS PROXY IS SOLICITED                               FOR ALL      WITHHOLD
ON BEHALF OF THE                                      nominees     AUTHORITY                               FOR   AGAINST  ABSTAIN
BOARD OF DIRECTORS                                    (except as   to vote for                             [ ]     [ ]       [ ]
                                                      indicated    all nominees.
1. To elect as directors                              to the                     2. To approve the
   the following nine                                 contrary                      proposal to ratify
   nominees:                                          below).                       the appointment of
                                                        [ ]            [ ]          KPMG LLP as the
   01 William J. Casey     07 Robert H. Steveson                                    independent public
   02 Craig S. Compton     08 Carroll R. Taresh                                     accountants of the
   03 Brian D. Leidig      09 Alex A. Vereschagin, Jr.                              Company for 2002.
   04 Wendell J. Lundberg
   05 Donald E. Murphy                                                           3. In their discretion,
   06 Richard P. Smith                                                              the proxy holders are
                                                                                    authorized to vote
 (INSTRUCTION: To withhold authority to vote for                                    upon such other
 any individual nominee, write that nominee's                                       business as may
 name in the space provided below.)                                                 properly come before
                                                                                    the meeting.
--------------------------------------------

                                                            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS. THIS
                                                            PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION
                                                            IS MADE, IT WILL BE VOTED "FOR" THE NOMINEES LISTED ABOVE AND "FOR" THE
                                                            APPOINTMENT OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE
                                                            COMPANY FOR 2002. THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD
                                                            OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                                                            ___WE DO___DO NOT EXPECT TO ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN
                                                            TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS
                                                            POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature                                    Signature if held jointly                                         Date
          ----------------------------------                          ---------------------------------------       --------------

  Please date and sign exactly as your name(s) appear. When signing as attorney, executor, administrator, trustee or guardian, please give full title. All joint owners should sign. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.